Prospectus Supplement	March 15, 2023

Putnam Global Income Trust

Prospectus dated February 28, 2023

Effective March 31, 2023, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2007
Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2022
Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2020
Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective March 31, 2023, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

•Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Michael Salm	2007	Putnam Management 1997 - Present	Chief Investment Officer, Fixed Income Previously, Co-Chief Investment Officer of Fixed Income and Co-Head of Fixed Income
Norman Boucher	2022	Putnam Management 1998 - Present	Portfolio Manager
Albert Chan	2020	Putnam Management 2002-Present	Head of Portfolio Construction Previously, Portfolio Manager
Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

333251 - 3/23